QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.2

MUTUAL FUND SHARE AWARD AGREEMENT

[Name]
[Address]
[City, State ZIP]

        As an employee of Janus Capital Group Inc., a Delaware corporation (the "Company"), or one of its Consolidated Subsidiaries, you ("Participant") have been selected to participate in the Janus Mutual Fund Share Investment Plan, as may be amended from time to time (the "Plan") for the [            ] plan year. By this Mutual Fund Share Award Agreement (the "Agreement") and subject to the terms of the Plan, the Company hereby grants to Participant a deferred cash award of $[                  ] ("Mutual Fund Award"), effective [                        ,]. All capitalized terms used herein, to the extent not defined, shall have the meaning set forth in the Plan. A copy of the Plan is attached. Please refer to the Plan for an explanation of the terms and conditions of this grant and a full description of your rights and obligations. In the event Participant fails to return an executed copy of this Agreement to the Company or fails to have an active Janus retail non-retirement mutual fund account (account requirement does not apply to employees based outside of the United States) as described herein within sixty (60) days after the Company sends this Agreement to Participant, the Company reserves the right to unilaterally terminate this Agreement and forfeit the Mutual Fund Award.

1.    Vesting of Mutual Fund Award.

        (a)   Except as otherwise provided herein, in the Plan, by the Compensation Committee (the "Committee") and/or the applicable employment agreement (if any), the Mutual Fund Award will become vested and no longer subject to any restriction on the vesting dates indicated below. However, in the event that a vesting date occurs on a day when the New York Stock Exchange is closed, then such vesting date will be on the first business day following, provided that you are providing Services (defined below) to the Company or one of its Consolidated Subsidiaries [and subject to the satisfaction of applicable Section 162(m) performance criteria, if any, as established by the Committee]:

[Vesting Schedule]

        (c)   For purposes of this Agreement: (i) "Services" shall mean the Participant is providing services to the Company or any Consolidated Subsidiary in the capacity as an employee, a member of the board of directors of the parent company, a trustee of a Janus-affiliated investment company trust, or a consultant pursuant to a written consulting agreement; (ii) "Termination of Affiliation" shall mean the first day when Participant, for any reason, is no longer providing Services to the Company or any Consolidated Subsidiary, or with respect to Participant's status as an employee, director or trustee of, or consultant to, an entity with is a Consolidated Subsidiary, the first day on which such entity ceases to be a Consolidated Subsidiary; and (iii) "Disability" shall mean total disability as determined for purposes of the long- term disability plan of the Company or the applicable subsidiary-employer of the Participant, and disability shall be deemed to occur for purposes of the Agreement on the date such determination of disability is made; and (iv) "Retirement" shall mean Participant has both attained age fifty-five (55) and completed at least ten (10) years of Service with the Company or a Consolidated Subsidiary.

        (d)   Notwithstanding the provisions of Sections 1(a) and (b), if there is a Change in Control (as defined in the Plan), or if Participant has a Termination of Affiliation with the Company due to

Retirement (subject to tax withholding prior to termination), death or Disability, the Mutual Fund Award shall vest in full. Except as provided herein, in the event Participant has a Termination of Affiliation, all remaining unvested units of the Mutual Fund Award shall be forfeited by Participant effective immediately. Nothing in this Agreement or the Plan shall confer upon Participant any right to continue providing services to, or be in the employ of, the Company or any of its Consolidated Subsidiaries or interfere in any way with the right of the Company or any such Consolidated Subsidiary to terminate Participant's association or employment at any time.

        (e)   Notwithstanding anything to the contrary contained herein, if, during Participant's association or employment with the Company or any Consolidated Subsidiary, and for a period of twelve (12) months after Termination of Affiliation, Participant, without the Company's consent, becomes associated with, employed by, renders service to, or owns any interest in (other than any non-substantial interest, as the Committee from time to time determines) any business that is in competition with the Company or any Consolidated Subsidiary, all of the Participant's Mutual Fund Award, whether vested or unvested, and other awards granted or transferred to Participant under the Plan shall be immediately forfeited and cancelled, and Participant shall promptly return and repay the Company for any distributions previously made to Participant under the Plan.

        (f)    In accordance with the Plan, the Committee may in its sole discretion accelerate the vesting of all or a portion of the Mutual Fund Award or waive any or all of the terms and conditions applicable to this Agreement.

2.    Allocation Elections.

        (a)   During the vesting period, Participant's award will be credited to Participant's Mutual Fund Share Investment Account ("Account"). The award will be deemed invested in the phantom investments selected by Participant pursuant to online elections through the Plan administrative system (www.millimanonline.com) or as otherwise provided by the Company. Participant may change the investment elections from time to time; provided, however, in no event shall Participant be able to make changes to the investment elections more than four (4) times per calendar year and any such change should be effective within five (5) days after such election is made.

        (b)   By accepting this award, Participant acknowledges and agrees that (i) Participant will open a retail, non-retirement mutual fund account with Janus directly, unless Participant already has such an account (does not apply to employees based outside of the United States); (ii) account balances are subject to any net appreciation or depreciation accruing from time to time based on Participant's deemed investment election of the Account balance in accordance with Participant's allocation election(s) in effect from time to time; (iii) Participant is solely responsible for any net appreciation or net depreciation in the balance of Participant's Account resulting from Participant's deemed investment elections; (iv) the Company does not guarantee or represent in any manner whatsoever that Participant will realize any appreciation in the balance of the Account as a result of allocating the Account balance for deemed investments in the Janus mutual funds; and (v) any allocation elections must comply with the Company's pre-clearance and applicable prospectus requirements. Participant further agrees and acknowledges that Participant is under no obligation to make a deemed investment election in any particular fund, and, if no such investment election is made, that the balance and any transfers in Participant's Account shall be deemed invested in the Janus Money Market Fund or similar mutual fund if the Janus Money Market Fund is not available.

3.    Distribution upon Vesting.

        Subject to the terms of the Plan, upon the vesting of all or a portion of Participant's Mutual Fund Award under Section 1, the value of the vested portion of Participant's Account shall be distributed to Participant as soon as administratively practicable after the applicable vesting event. Any distribution shall be in the form of a lump sum cash payment (subject to applicable withholdings), unless the Administrator makes an advance determination, in its discretion, to settle Participant's vested portion in

2

a Janus retail account or in units of the mutual funds in which Participant was invested on a phantom basis at the time such distribution is processed. Notwithstanding the above, unless otherwise provided by the Administrator, to the extent that the Administrator determines that the Mutual Fund Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the vested portion of such Mutual Fund Award shall be distributed in accordance with the schedule set forth in Section 1(a) hereof; provided however, any portion of the Mutual Fund Award which is vested under another subsection of Section 1 but has not yet been distributed shall be distributed upon the earlier occurrence of a permitted distribution event under Section 409A of the Code.

4.    Taxes and Withholding.

        No later than the date as of which an amount first becomes includible in Participant's gross income for federal income tax purposes with respect to any Mutual Fund Award unit, the Company shall withhold all federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld.

5.    Amendment; Section 409A of the Code.

        This Agreement may not be modified, amended or waived except by an instrument in writing approved by both parties hereto or approved by the Committee. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement. Notwithstanding anything to the contrary contained in the Plan or in this Agreement, to the extent that the Company determines that the Mutual Fund Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Company reserves the right to amend, restructure, terminate or replace the Mutual Fund Award in order to cause the Mutual Fund Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.

6.    Counterparts.

        This Agreement may be executed in counterparts, which together shall constitute one and the same original. This notice may be executed by the exchange of facsimile signature pages provided that by doing so Participant agrees to provide an original signature as soon thereafter as possible.

        Please indicate your acceptance of this Mutual Fund Award by signing this Agreement in the space provided below and returning it to the Assistant Corporate Secretary's office in the envelope provided within sixty (60) days after the Company sends this Agreement to you. This Agreement must be signed by both parties to this Agreement in order for this Mutual Fund Award to be effective.

IMPORTANT NOTE (does not apply to employees based outside of the United States): You must have an open retail, non-retirement mutual fund account with Janus directly (not through a third party) in order to receive any proceeds or benefits from this Mutual Fund Award (including vesting). A failure to maintain such an account will subject this Mutual Fund Award to cancellation and forfeiture.

JANUS CAPITAL GROUP INC.	ACCEPTED AND AGREED:
By:	By:

Name:	Dated:

Title:

3

JANUS CAPITAL GROUP INC.
DESIGNATION OF BENEFICIARY
MUTUAL FUND SHARE AWARD

        Pursuant to Article 6 of the Janus Capital Group Inc. (the "Company") Mutual Fund Share Investment Plan, as may be amended from time to time (the "Plan"), and in connection with my mutual fund share award under the Plan, revoking any previous designation in connection with a mutual fund share award under the Plan which may be inconsistent herewith, I hereby designate:

(Beneficiary/Trust Name and Relationship)

Address

as my beneficiary to receive upon my death the balance of my entire mutual fund share benefits, if any, under the Plan. This designation of beneficiary shall be binding upon my estate and upon my heirs and legatees, and the Company may rely hereon without further authorization from any representative of my estate or any other persons and without inquiring into the terms of my Last Will and Testament or any Codicil thereto. If the beneficiary designated hereinabove shall have predeceased me or if the trust is revoked, then I direct that, upon my death, my estate shall become the beneficiary of all my mutual fund share benefits under the Plan to the extent permitted by, and in accordance with the terms and conditions of the Plan. I reserve the right to change, in writing, this designation of beneficiary at any time, and I understand that this designation shall not become effective until received by the Company's Corporate Secretary.

        IN WITNESS WHEREOF, I have executed this Designation of Beneficiary this       day of                        , 2006.

[Name]

4

RESTRICTED STOCK AWARD AGREEMENT

        THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement"), dated as of the [      ] day of [                        ], [            ], between Janus Capital Group Inc., a Delaware corporation (the "Company"), and [                        ] (the "Grantee"). All capitalized terms used herein, to the extent not defined, shall have the meaning set forth in the Plan, a copy of which is included with this Agreement.

        In consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1.    Grant of Restricted Stock Award.

        Subject to the provisions of this Agreement and the Company's [1998 Long Term Incentive Stock Plan, as may be amended from time to time] (the "Plan"), the Company hereby grants to the Grantee as of [                        ], [            ] (the "Grant Date"), [            ] shares (the "Restricted Stock") of common stock of the Company, par value $.01 per share ("Common Stock"). In the event the Grantee fails to return an executed copy of this Agreement to the Company within sixty (60) days after the Company sends this Agreement to you or Grantee fails to maintain the proper Charles Schwab brokerage account, the Company reserves the right to unilaterally terminate this Agreement and forfeit all awards hereunder.

2.    Vesting of Restricted Stock Award.

        Except as otherwise provided herein, in the Plan, by the Compensation Committee (the "Committee") and/or the applicable employment agreement (if any), the Restricted Stock will become vested and no longer subject to any restriction on the first business day after the following vesting schedule provided that Grantee is providing Services (defined below) to the Company or one of its Consolidated Subsidiaries [and subject to the satisfaction of applicable Section 162(m)]:

[Vesting Schedule]

        (c)   For purposes of this Agreement: (i) "Services" shall mean the Grantee is providing services to the Company or any Consolidated Subsidiary in the capacity as an employee, a member of the board of directors of the parent company, a trustee of a Janus-affiliated investment company trust, or a consultant pursuant to a written consulting agreement; and (ii) "Termination of Affiliation" shall mean the first day when Grantee for any reason is no longer providing Services to the Company or any Consolidated Subsidiary, or with respect to Grantee's status as an employee, director or trustee of, or consultant to, an entity which is a Consolidated Subsidiary, the first day on which such entity ceases to be a Consolidated Subsidiary.

        (d)   Notwithstanding the provisions of [Section 2(a) and (b)], if there is a Change of Control (as defined in Exhibit A hereto) or if Grantee has a Termination of Affiliation (defined above) with the Company due to Retirement (subject to tax withholding prior to termination), death or Disability, the Restricted Stock shall vest in full. Except as provided herein, in the event that Grantee has a Termination of Affiliation, all unvested Restricted Stock, and any of Grantee's rights hereunder, shall be terminated, cancelled and forfeited effective immediately upon such Termination of Affiliation. Nothing in this Agreement or the Plan shall confer upon Grantee any right to continue providing Services to, or be in the employ of, the Company or any of its Consolidated Subsidiaries or interfere in any way with the right of the Company or any such Consolidated Subsidiary to terminate Grantee's association or employment at any time.

        (e)   Termination for Cause. If a Grantee has a Termination of Affiliation for Cause, all of the Grantee's Restricted Stock, whether vested or unvested, and other awards granted or transferred to

Grantee under the Plan shall be immediately forfeited and cancelled, and Grantee shall promptly return and repay the Company for any vested restricted stock previously transferred to Grantee and shall repay and refund the Company for any profit realized by Grantee for selling any restricted stock. A Termination of Affiliation for Cause shall be also deemed to have occurred, if, after the date the Grantee is no longer providing Services, facts and circumstances are discovered that would have justified a termination for Cause.

        (f)    Affiliation with Competitor. Notwithstanding anything to the contrary contained herein, if during Grantee's association or employment with the Company or any Consolidated Subsidiary and for a period of twelve (12) months after Termination of Affiliation, Grantee, without the Company's consent, becomes associated with, employed by, renders service to, or owns any interest in (other than any non-substantial interest, as the Committee from time to time determines) any business that is in competition with the Company or any Consolidated Subsidiary, all of the Grantee's Restricted Stock, whether vested or unvested, and other awards granted or transferred to Grantee under the Plan shall be immediately forfeited and cancelled, and Grantee shall promptly return and repay the Company for any vested restricted stock previously transferred to Grantee and shall repay and refund the Company for any profit realized by Grantee for selling any restricted stock. The forfeiture for competition provisions of this subsection shall continue to apply, in accordance with their terms, after the non-compete provisions of any employment or other agreement between the Company and the Grantee has lapsed.

        (g)   In accordance with the Plan, the Committee may in its sole discretion accelerate the vesting of all or a portion of the Restricted Stock or waive any or all of the terms and conditions applicable to this Agreement.

3.    Issuance of Shares.

        Subject to Section 9 (pertaining to the withholding of taxes), as soon as practicable after each vesting event under Section [2(a), (b) and/or (d)] or if Grantee had a Termination of Affiliation pursuant to [Section 2(d)], as soon as practicable after such termination (in each case, provided there has been no prior forfeiture of the Restricted Stock pursuant to the terms of this Agreement or the Plan), the Company shall issue (or cause to be delivered) to the Grantee one or more unlegended stock certificates or otherwise transfer shares with respect to the Restricted Stock vesting (or shall take other appropriate steps to reflect the Grantee's unrestricted ownership of all or a portion of the vested Restricted Stock that is subject to this Agreement).

4.    Nontransferability of the Restricted Stock.

        Any unvested shares of the Restricted Stock shall not be transferable by the Grantee by means of sale, assignment, exchange, encumbrance, pledge or otherwise.

5.    Rights as a Stockholder.

        Except as otherwise specifically provided in this Agreement, the Grantee shall have all the rights of a stockholder with respect to the Restricted Stock, including without limitation the right to vote the Restricted Stock and the right to receive dividend payments. Dividends and distributions other than regular cash dividends, if any, may result in an adjustment pursuant to Section 6.

6.    Adjustment in the Event of Change in Stock.

        In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Common Stock or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and type of shares, or, if deemed appropriate, make provision for a cash payment to the Grantee or the substitution of other property for shares of Restricted Stock; provided, that the number of shares of Restricted Stock shall always be a whole number.

7.    Payment of Transfer Taxes, Fees and Other Expenses.

        The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares received by Grantee in connection with the Restricted Stock, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.

8.    Other Restrictions.

        The Restricted Stock shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Grantee with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the delivery or purchase of shares pursuant thereto, then in any such event, the grant and/or vesting of Restricted Stock shall not be effective unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

9.    Taxes and Withholding.

        No later than the date as of which an amount first becomes includible in the gross income of the Grantee for federal income tax purposes with respect to any Restricted Stock, the Grantee shall pay all federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld by either: (i) participating in the Company's program to have shares withheld by the Company or its agent as set forth in Section 18 (provided that it will not result in adverse accounting consequences to the Company), or (ii) making other payment arrangements satisfactory to the Company. The obligations of the Company under this Agreement shall be conditioned on compliance by the Grantee with this Section 9. It is intended that the foregoing provisions of this Section 9 shall normally govern the payment of withholding taxes; however, if withholding is not accomplished under the preceding provisions of this Section 9, the Grantee agrees that the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee, including compensation or the delivery of the Restricted Stock that gives rise to the withholding requirement.

10.    Notices.

        All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by facsimile, overnight courier, or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

    If to the Grantee:

    If to the Company:

      Janus Capital Group Inc.
      Attn: General Counsel
      151 Detroit Street, 4th Floor
      Denver, Colorado 80206
      Facsimile: (303) 316-5728

or to such other address or facsimile number as any party shall have furnished to the other in writing in accordance with this Section 10. Notice and communications shall be effective when actually received by the addressee.

11.    Effect of Agreement.

        Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of the heirs, executors or successors of the parties to this Agreement.

12.    Laws Applicable to Construction.

        The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware. In addition to the terms and conditions set forth in this Agreement, the Restricted Stock is subject to the terms and conditions of the Plan, which is hereby incorporated by reference.

13.    Severability.

        The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

14.    Conflicts and Interpretation.

        In the event of any conflict between this Agreement and the Plan, the Plan shall control except with respect to the definition of Change of Control (attached hereto as Exhibit A). In the event of any ambiguity in this Agreement, or any matters as to which this Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

15.    Amendment; Section 409A of the Code.

        This Agreement may not be modified, amended or waived except by an instrument in writing approved by both parties hereto or approved by the Committee. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement. Notwithstanding anything to the contrary contained in the Plan or in this Agreement, to the extent that the Company determines that the Restricted Stock is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Company reserves the right to amend, restructure, terminate or replace the Restricted Stock in order to cause the Restricted Stock to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.

16.    Headings.

        The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

17.    Counterparts.

        This Agreement may be executed in counterparts, which together shall constitute one and the same original. This Agreement may be executed by the exchange of facsimile signature pages provided that by doing so the Grantee agrees to provide an original signature as soon thereafter as possible.

18.    Share Withholding Program.

        In connection with Section 9 (pertaining to the withholding of taxes), the Company hereby offers Grantee the opportunity to participate in the Janus share withholding program (the "Program") as more fully described in Exhibit B. The Program is voluntary. However, if Grantee opts out of the Program, Grantee will be required to pay the Company the minimum withholding amount on or before each vesting date. Grantee's election, if any, under #1 or #2 immediately below will indicate Grantee's acceptance of the terms set forth in Exhibit B and will revoke any previous Program election in connection with a restricted stock award which may be inconsistent herewith.

    Choose your election by initialing one of the choices below:

1.	Minimum Tax Withholding Rate	Section 2(a) of Exhibit B; or

2.	Maximum Tax Withholding Rate	Section 2(b) of Exhibit B; or

3.	Opt Out of Program

        Please indicate your acceptance of this Restricted Stock award by initialing one of the Program elections above, signing this Agreement in the space provided below and returning it to the Assistant Corporate Secretary's Office in the envelope provided within sixty (60) days after the Company sends this Agreement to you. This Agreement must be signed by both parties to this Agreement in order for this Restricted Stock award to be effective.

        As of the date first above written, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer, and the Grantee has hereunto set the Grantee's hand.

JANUS CAPITAL GROUP INC.	ACCEPTED AND AGREED:
By:	By:

Name:	Dated:

Title:

JANUS CAPITAL GROUP INC.
DESIGNATION OF BENEFICIARY
RESTRICTED STOCK AWARD

        Subject to the terms of the Janus Capital Group Inc. (the "Company") [1998 Long Term Incentive Stock Plan, as may be amended from time to time] (the "Plan"), and in connection with my restricted stock award under the Plan, revoking any previous designation in connection with a restricted stock award under the Plan which may be inconsistent herewith, I hereby designate:

(Beneficiary/Trust Name and Relationship)

Address

as my beneficiary to receive upon my death the balance of my entire restricted stock award benefits, if any, under the Plan. This designation of beneficiary shall be binding upon my estate and upon my heirs and legatees, and the Company may rely hereon without further authorization from any representative of my estate or any other persons and without inquiring into the terms of my Last Will and Testament or any Codicil thereto. If the beneficiary designated hereinabove shall have predeceased me or if the trust is revoked, then I direct that, upon my death, my estate shall become the beneficiary of all my restricted stock award benefits under the Plan to the extent permitted by, and in accordance with the terms and conditions of the Plan. I reserve the right to change, in writing, this designation of beneficiary at any time, and I understand that this designation shall not become effective until received by the Company's Corporate Secretary.

        I have executed this Designation of Beneficiary this    day of                        , 2006.

[Name]

Exhibit A
(Restricted Stock Award Agreement—Change of Control)

A "Change of Control" shall mean the first to occur of any of the following:

(1)
An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (3) of this definition; or

(2)
A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to the effective date hereof, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other accrual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(3)
Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or stock of another entity ("Business Combination"); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company or any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Business Combination; and (C) individuals who were members of

A-1

  the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or

(4)
The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this definition, "person" shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

A-2

Exhibit B
(Restricted Stock Award Agreement—Share Withholding Program)

1.    Definitions.    All capitalized terms used herein to the extent not defined below shall have the meaning set forth in the Agreement.

  a.
  The "Program" shall mean the Company's share withholding program set forth below.

  b.
  "Common Stock" shall mean the common stock of the Company.

  c.
  "Current Grant Agreements" shall mean the terms and restrictions of the restricted stock award agreement(s), as may be amended, received by the Grantee in connection with one or more grants of restricted Common Stock.

  d.
  "Grant Agreements" shall mean the Current Grant Agreements together with additional grants of restricted Common Stock pursuant to the terms of subsequent award agreements.

2.    Share Withholding Election.    The Grantee elects to satisfy his or her federal, state and local payroll and income tax withholding obligations arising in connection with the vesting of restricted shares of Common Stock received by the Grantee upon a future vesting event under the Grant Agreements, as provided in Section 3 below. The Grantee is electing to participate in this Program, in part, in order to take advantage of the safe harbor provisions provided by Rule 10b5-1 of the rules promulgated under the Securities Exchange Act of 1934, as amended.

3.    Share Withholding.    The Grantee's share withholding election in Section 18 of Grantee's restricted stock award agreement shall be binding on the Grantee. An election based on 3(a) will result in the sale of the approximate number of shares of Common Stock that will cover the minimum withholding obligations. An election based on subsection 3(b) below will result in the sale of the number of shares of Common Stock to cover up to the approximate maximum tax rate.

        (a)    Minimum Tax Withholding Rate.    By electing this Section 3(a) item (#1 election under Section 18 of the Agreement), the Grantee hereby authorizes and requests that the Company withhold from the shares of Common Stock otherwise issuable to the Grantee in connection with any future vesting event that number of shares of Common Stock having a value, based on the Fair Market Value on the applicable vesting date, approximately equal to the minimum statutory payroll and income tax withholding rate (collectively, the "Withholding Rate") on the applicable vesting date. The Company agrees to pay over to the appropriate taxing authorities an amount approximately equal to the Fair Market Value on the applicable vesting date of the shares of Common Stock withheld pursuant to the immediately preceding sentence. For purposes of this Program, the Withholding Rate for non-employee directors or any other person who is a party to one or more Grant Agreements but is not an employee of the Company shall be 0%, subject to the then-current laws and regulations related to payroll and income tax.

        (b)    Maximum Tax Withholding Rate.    By electing this Section 3(b) (#2 election under Section 18 of the Agreement), the Grantee authorizes and requests that the Company take the actions set forth in Section 3(a) above. In addition, the Grantee hereby authorizes and requests that Charles Schwab or other Company designated broker (i) sell from the shares of Common Stock issued to the Grantee in connection with any future vesting event that number of shares of Common Stock generating cash proceeds, after payment of any applicable brokerage fees as agreed to by the Grantee ("Proceeds"), approximately equal to the difference between the maximum statutory payroll and income tax withholding rates and the minimum statutory payroll and income tax withholding rates on the applicable vesting date (such difference, the "Additional Tax Amount"), (ii) remit the Additional Tax Amount to the Company and (iii) credit to the Grantee's account at Charles Schwab or other Company designated broker an amount equal to the excess of such Proceeds over the Additional Tax Amount. All sales under the foregoing provisions shall be made by Charles Schwab or other Company designated broker on the applicable vesting date or as soon thereafter as practicable. Subject to the foregoing provisions, the timing and manner of execution of any transaction shall be subject to principles of best execution as applied by Charles Schwab or other Company designated broker. The Grantee acknowledges and agrees that Charles Schwab or other Company designated broker, acting consistent with principles of best execution, may be unable to effect sales of the Common Stock due to the Common Stock not trading in sufficient volume at or above a specified limit price, market rules on volume and price priority and precedence, legal or regulatory restrictions, or other factors.

        The Company agrees to promptly pay over to the appropriate taxing authorities the Additional Tax Amount upon receipt of such amount from Charles Schwab or other Company designated broker.

        The Grantee acknowledges and agrees that he or she shall not exercise or attempt to exercise any influence over how, when or whether any sales of shares of Common Stock are made by Charles Schwab or other Company designated broker, except as set forth in the instructions included in this Program.

        (c)   "Fair Market Value" means, unless otherwise determined by the Compensation Committee of the Company's Board of Directors (the "Committee"), as of any applicable measurement date, (i) the average of the high and low trading prices of the Common Stock on such date on the New York Stock Exchange (or, if no sale of Common Stock was reported for such date, on the preceding date on which a sale of Common Stock was so reported); (ii) if the Common Stock is not listed on the New York Stock Exchange on the applicable measurement date, the average of the high and low trading prices of the Common Stock on such other national exchange on which the Common Stock is principally traded or as reported by the Nasdaq National Market System, or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Common Stock, the fair market value of the Common Stock as determined by the Committee.

        (d)   Shares withheld or sold pursuant to this Program shall be deemed issued and delivered to the Grantee for all purposes of the Grant Agreements and the Company shall not have any further obligation in respect of any such shares under the Grant Agreements or otherwise.

        (e)   The Grantee acknowledges and agrees that any federal, state, local or foreign tax obligations that exceed the value of the shares of Common Stock withheld pursuant to this Program and/or the Additional Tax Amount remitted by Charles Schwab or other Company designated broker to the Company (if applicable), including without limitation any payroll and income tax withholding obligations in excess of the minimum statutory withholding obligations, shall remain the responsibility of the Grantee and must be paid in full by the Grantee in accordance with the Grant Agreements and applicable law.

4.    Compliance with Law.    The Grantee hereby irrevocably agrees that the sales of Common Stock pursuant to this Program shall be automatically suspended or cancelled by the Company upon the occurrence of any of the following events:

        (a)   The death of the Grantee;

        (b)   The proposed sale or sales of Common Stock provided for by this Program would violate Section 16 of the Securities Exchange Act of 1934 or the Rules promulgated thereunder, Rule 144 of the Securities Act of 1933, or any other federal or state law or regulation;

        (c)   The Company's Board of Directors votes to suspend all trading of Common Stock;

        (d)   The Company commences a public offering of any of its equity securities; or

        (e)   The Company has merged, been acquired, or reorganized in any transaction which results in the Common Stock being exchanged or converted.

5.    Miscellaneous.

        (a)   The interpretation, performance and enforcement of this Program shall be governed by the laws of the State of Delaware, without regard to any otherwise applicable conflict of laws principles thereof that would apply the laws of any other state.

        (b)   This Program may not be modified, revoked, terminated, amended or waived except by an instrument in writing signed by all parties hereto. The waiver by either party of compliance with any provision of this Program shall not operate or be construed as a waiver of any other provision of this Program or of any subsequent breach by such party of this Program. Once per calendar year, the Company may provide the Grantee with the opportunity to modify, revoke, terminate, amend, waive or otherwise alter the election made pursuant to this Program for future vesting events. The Grantee shall not be permitted to do so at any other time or under any other circumstance unless approved by Company legal counsel. If this Program is so modified, amended or any provision waived, no sales shall be made during the sixty calendar days immediately following such modification, amendment or waiver.

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

[Name]
[Address]
[City, State ZIP]

        By this Non-Qualified Stock Option Award Agreement (the "Agreement"), Janus Capital Group Inc. (the "Company"), a Delaware corporation, grants to [NAME] (the "Grantee" or "you"), a non-qualified stock option (the "Option Award") to purchase that number of shares ("Shares") of the Company's Common Stock, and subject to the terms and conditions set forth below, in the attached Exhibit A hereto and in the Company's [1998 Long Term Incentive Stock Plan, as may be amended from time to time] (the "Plan"), all of which are an integral part of this Agreement. A copy of the Plan is attached. Capitalized terms used but not defined in this Agreement have the meaning specified in the Plan. In the event you fail to return an executed copy of this Agreement to the Company within sixty (60) days after the Company sends this Agreement to you, the Company reserves the right to unilaterally terminate this Agreement and forfeit the Option Award hereunder.

Grant Date:	[ ]
Number of Shares:	[ ]
Option or Exercise Price:	[ ]
Expiration Date:	[ ]
(must exercise before the Expiration Date)

        (a)   Except as otherwise provided herein, in the Plan, by the Compensation Committee (the "Committee") and/or the applicable employment agreement (if any), the Option Award will become vested and no longer subject to restriction on the first business day after the following vesting schedule provided that you are providing Services (defined below) to the Company or one of its Consolidated Subsidiaries:

[Vesting Schedule]

        (c)   Except as provided herein or in Exhibit A, in the event that you have a Termination of Affiliation, all remaining unvested Shares of the Option Award shall be forfeited by you effective immediately upon such termination. Nothing in this Agreement or the Plan shall confer upon you any right to continue providing Services to, or be in the employ of, the Company or any of its Consolidated Subsidiaries or interfere in any way with the right of the Company or any such Consolidated Subsidiary to terminate your association or employment at any time. For purposes of this Agreement and Exhibit A: (i) "Services" shall mean you are providing services to the Company or any Consolidated Subsidiary in the capacity as an employee, a member of the board of directors of the parent company, a trustee of a Janus-affiliated investment company trust, or a consultant pursuant to a written consulting agreement; and (ii) "Termination of Affiliation" shall mean the first day when you for any reason are no longer providing Services to the Company or any Consolidated Subsidiary, or with respect to your status as an employee, director or trustee of, or consultant to, an entity which is a Consolidated Subsidiary, the first day on which such entity ceases to be a Consolidated Subsidiary.

        (d)   In accordance with the Plan, the Committee may in its sole discretion accelerate the vesting of all or a portion of the Option Award or waive any or all of the terms and conditions applicable to this Agreement.

        (e)   The term of the Option Award shall be ten (10) years from the Grant Date unless terminated earlier as provided in Exhibit A or in the Plan, and the Option Award must be exercised before the Expiration Date.

        (f)    Miscellaneous. This Agreement may not be modified, amended or waived except by an instrument in writing approved by both parties hereto or approved by the Committee. Notwithstanding anything to the contrary contained in the Plan or in this Agreement, to the extent that the Company determines that the Option Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Company reserves the right to amend, restructure, terminate or replace the Option Award in order to cause the Option Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.

        This Agreement may be executed in counterparts, which together shall constitute one and the same original. This Agreement may be executed by the exchange of facsimile signature pages provided that by doing so the Grantee agrees to provide an original signature as soon thereafter as possible.

        Please indicate your acceptance of this Option Award by signing this Agreement in the space provided below and returning it to the Assistant Corporate Secretary's Office in the envelope provided within sixty (60) days after the Company's mailing of this Agreement to you. This Agreement must be signed by both parties to this Agreement in order for this Option Award to be effective or exercisable.

        You agree to be bound by the terms, conditions and provisions of the Plan and this Agreement. You understand that by signing this Agreement you are not obligated to exercise all or any part of this Option Award or any other Option Award.

JANUS CAPITAL GROUP INC.	ACCEPTED AND AGREED:
By:	By:

Name:	Dated:

Title:

2

JANUS CAPITAL GROUP INC.
DESIGNATION OF BENEFICIARY
NON-QUALIFIED STOCK OPTION AWARD

        Subject to the terms of the Janus Capital Group Inc. (the "Company") [1998 Long Term Incentive Stock Plan, as may be amended from time to time] (the "Plan"), and in connection with my non-qualified stock option award under the Plan, revoking any previous designation in connection with a non-qualified stock option award under the Plan which may be inconsistent herewith, I hereby designate:

(Beneficiary/Trust Name and Relationship)

Address

as my beneficiary to receive upon my death the balance of my entire non-qualified stock option award benefits, if any, under the Plan. This designation of beneficiary shall be binding upon my estate and upon my heirs and legatees, and the Company may rely hereon without further authorization from any representative of my estate or any other persons and without inquiring into the terms of my Last Will and Testament or any Codicil thereto. If the beneficiary designated hereinabove shall have predeceased me or if the trust is revoked, then I direct that, upon my death, my estate shall become the beneficiary of all my non-qualified stock option award benefits under the Plan to the extent permitted by, and in accordance with the terms and conditions of the Plan. I reserve the right to change, in writing, this designation of beneficiary at any time, and I understand that this designation shall not become effective until received by the Company's Corporate Secretary.

        I have executed this Designation of Beneficiary this    day of                        , 2006.

[Name]

3

Exhibit A
(Non-Qualified Stock Option Award Agreement)

        1.    Manner of Exercise.    This Option Award shall be exercised by delivering to the Company (or its authorized agent), during the period in which such Option Award is exercisable, (i) a written notice of your intent to purchase a specific number of Shares pursuant to this Option Award (a "Notice of Exercise"), and (ii) full payment of the Option/Exercise Price for such specific number of Shares. Payment may be made by any one or more of the following means:

        (a)   cash or personal check; or

        (b)   if approved and permitted by the Committee, through the delivery of Shares having a Fair Market Value on the day of exercise equal to such Option/Exercise Price (the number of Shares may be initially estimated using the Fair Market Value on the last stock trading day preceding the exercise day, with a true-up of any differential effective as of the exercise date), which Shares either (i) have been owned by you for at least six months ("Mature Shares") or (ii) were purchased by you on the open market. Certificates for Shares shall be properly endorsed with signatures guaranteed (unless such signature guarantee is waived by an officer of the Company), and shall represent Shares which are fully paid, non-assessable, and free and clear from all liens and encumbrances; or

        (c)   if approved and permitted by the Committee, through the sale of the Shares acquired on exercise of this Option Award through a broker to whom you have submitted irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if required by the Company, the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise. A copy of such delivery instructions must also be delivered to the Company by you with the Notice of Exercise.

        The exercise of the Option Award shall become effective at the time such a Notice of Exercise has been received by the Company, which must be before the tenth anniversary of the Grant Date (the "Expiration Date"). You will not have any rights as a stockholder of the Company with respect to the Shares deliverable upon exercise of this Option Award until a certificate for such Shares is delivered to you or the Shares are otherwise transferred to you.

        If the Option Award is exercised as permitted herein by any person or persons other than you, such Notice of Exercise shall be accompanied by such documentation as the Company may reasonably require, including without limitation, evidence of the authority of such person or persons to exercise the Option Award and evidence satisfactory to the Company that any death taxes payable with respect to such Shares have been paid or provided for.

        2.    Exercisability After Termination of Affiliation or Change of Control.    Notwithstanding the vesting schedule provided for in the Agreement, if there is a Change of Control (as defined in Exhibit B), the Option Award shall vest in full. This Option Award may be exercised only while you are providing Services to the Company or a Consolidated Subsidiary, except that this Option Award may also be exercised after the date on which you cease providing Services ("Termination Date") in accordance with this section. This Option Award shall become fully exercisable upon your Termination Date on account of (a) Retirement, (b) death or (c) Disability, as described below:

        (a)   if you have a Termination of Affiliation on account of Retirement, you may also exercise this Option Award at any time during the first five years after your Termination Date;

        (b)   if you have a Termination of Affiliation on account of death, the executor or administrator of your estate, your heirs or legatees, or beneficiary designated in accordance with the Plan, as applicable, may also exercise this Option Award at any time during the first 12 months after your Termination Date;

        (c)   if you have a Termination of Affiliation on account of Disability, you may also exercise this Option Award at any time during the first 12 months after your Termination Date;

        (d)   if you have a Termination of Affiliation on account of any other reason (other than a dismissal for Cause), you may also exercise the portion of this Option Award that is vested immediately prior to the Termination Date at any time during the first three (3) months after your Termination Date; and

        (e)   if you have a Termination of Affiliation for Cause, this Option Award (whether exercisable, vested or unvested in whole or in part) and all other awards granted or transferred to you under the Plan shall be immediately forfeited and cancelled, and you shall forfeit, repay and refund the Company for the profit you have realized on the exercise of any Option Awards, which is the difference between the Option/Exercise Price of the Option Awards and the applicable Fair Market Value of the Shares. A Termination of Affiliation for Cause shall be also deemed to have occurred, if, after the date you are no longer providing Services, facts and circumstances are discovered that would have justified a termination for Cause, and the forfeiture and repayment obligations above shall apply;

provided, however, that (i) except as otherwise provided in Section 2 of this Exhibit A, this Option Award may be exercised after your Termination Date only to the extent it is exercisable on the Termination Date, and (ii) under no circumstances may this Option Award be exercised on or after the Expiration Date. For purposes of this Section 2, if you are employed by a corporation or limited liability company ("LLC") that is a Consolidated Subsidiary of the Company, you will be deemed to have had a Termination of Affiliation as of the first day on which such corporation or LLC ceases to be a Consolidated Subsidiary of the Company.

        3.    Affiliation with Competitor.    Notwithstanding anything to the contrary contained herein, if during your association or employment with the Company or any Consolidated Subsidiary and for a period of twelve (12) months after Termination of Affiliation, you, without Company's consent, become associated with, employed by, render service to, or own any interest in (other than any non-substantial interest, as the Committee from time to time determines) any business that is in competition with Company or any Affiliate (as defined below), this Option Award shall terminate and cease to be exercisable immediately upon such event. You agree that in the event of a breach or threatened breach of any of the covenants contained in this Section, in addition to any other penalties or restrictions that may apply under any employment agreement, state law, or otherwise, you shall forfeit:

        (a)   any and all Option Awards granted or transferred to you under the Plan and this Agreement, including vested Option Awards; and

        (b)   the profit you realized on the exercise of any Option Awards, which is the difference between the Option Award Price of the Option Awards and the applicable Fair Market Value of the Shares (you will be required to repay such difference to the Company).

The forfeiture for competition provisions of this Section shall continue to apply, in accordance with their terms, after the non-compete provisions of any employment or other agreement between the Company and you has lapsed.

        4.    No Waiver.    The failure of the Company in any instance to exercise any of its rights granted under this Agreement or the Plan shall not constitute a waiver of any other rights that may arise under this Agreement.

        5.    Limited Transferability of Option Award.    Except as provided in the immediately following sentence, this Option Award is exercisable during your lifetime only by you or your guardian or legal representative, and this Option Award is not transferable except by will or the laws of descent and distribution. To the extent and in the manner permitted by the Committee, and subject to such terms, conditions, restrictions or limitations that may be prescribed by the Committee, you may transfer this Option Award to (i) your spouse, sibling, parent, child (including an adopted child) or grandchild (any of which is an "Immediate Family Member"); (ii) a trust, the primary beneficiaries of which consist exclusively of you or your Immediate Family Members; or (iii) a corporation, partnership or similar entity, the owners of which consist exclusively of you or your Immediate Family Members.

        6.    Fractional or De Minimis Shares.    The Option Award shall not be exercisable with respect to a fractional share or with respect to fewer that ten (10) Shares, unless the remaining Shares, are fewer than ten (10).

        7.    Nonstatutory Option Award.    This Option Award has been designated by the Committee as a Nonstatutory Option Award; it does not qualify as an incentive stock Option Award.

        8.    Taxes.

        (a)   The Company is not required to issue Shares upon the exercise of this Option Award unless you first pay to the Company such amount, if any, as may be required by the Company to satisfy any liability it may have to withhold federal, state, local or foreign income or other taxes relating to such exercise. You may elect to satisfy such tax withholding obligation by delivering to the Company a written irrevocable election to have the Company withhold a portion of the Shares purchased upon exercise of the Option Award having a Fair Market Value equal to the amount of taxes required to be withheld; provided, however, that the Committee may, at any time before you file such an election with the Company, revoke your right to make such an election.

        (b)   In addition, you may deliver Mature Shares to the Company to satisfy your federal, state and local withholding tax liability above the minimum amount of taxes required to be withheld by the Company, up to your maximum tax liability arising from the exercise of the Option Award; the Committee retains the right, in its sole discretion, to disapprove any particular delivery of shares of Common Stock and the Committee may, at any time before the delivery of such shares, revoke your right to make such delivery.

        9.    Attestation to Ownership of Mature Shares.    Whenever under this Agreement you have the right to deliver Mature Shares to the Company for payment of the Option Award Price pursuant to Section 1(b) or for taxes in excess of the minimum amount of taxes required to be withheld by the Company pursuant to Section 8(b), in lieu of physically delivering such shares to the Company, you may elect to deliver to the Company an affidavit and such other documents attesting to ownership of such Mature Shares in such form as is prescribed by the Company from time to time.

        10.    Amendments.    This Agreement may be amended only by a writing executed by the Company and you which specifically states that it is amending this Agreement except as otherwise provided for in this Agreement; provided that this Agreement is subject to the power of the Board or the Committee to amend the Plan as provided therein, except that no such amendment shall adversely affect your rights under this Agreement without your consent.

        11.    Notices.    Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company at its principal office, in care of its Corporate Secretary. Any notice to be given to you shall be addressed to you at the address listed in the Company's records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given (i) when actually delivered to the Company, or (ii) if to the Grantee, when actually delivered or deposited in the U.S. Mail, postage prepaid and properly addressed to the party to be notified.

        12.    Severability.    If any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Agreement not declared to be unlawful or invalid. Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

        13.    Applicable Law.    This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware other than its laws respecting choice of law.

        14.    Headings.    Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Exhibit B
(Non-Qualified Stock Option Award Agreement)

A "Change of Control" shall mean the first to occur of any of the following:

(1)
An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (3) of this definition; or

(2)
A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to the effective date hereof, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other accrual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(3)
Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or stock of another entity ("Business Combination"); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company or any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Business Combination; and (C) individuals who were members of

B-1

  the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or

(4)
The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this definition, "person" shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

B-2

QuickLinks

  Exhibit 10.2